EXHIBIT 10.5.3
LETTER AMENDMENT
October 12, 2006
To the Lenders party to the
Credit Agreement referred to below
Gentlemen:
          We refer to the Bridge Credit Agreement dated as of August 8, 2006 (the “Credit Agreement”) among the undersigned, you and Citicorp North America, Inc., as administrative agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.
          It is hereby agreed by you and us as follows:
     (a) The definition of “Interest Period” contained in Section 1.01 of the Credit Agreement is amended by inserting the words “one week or” immediately following the word “date” and prior to the words “one, two or three”.
     (b) The definition of “Fee Letters” contained in Section 1.01 of the Credit Agreement is amended and restated in its entirety as follows:
“Fee Letters” means, collectively, (a) the Bridge Engagement Letter, dated July 31, 2006, among Holdings, the Borrower, CNAI, CGMI and GSCP and (b) the Bridge Fee Letter dated August 8, 2006 among Holdings, the Borrower, CGMI, Goldman, Sachs & Co., Banc of America Bridge LLC, Deutsche Bank AG Cayman Islands Branch and Morgan Stanley Senior Funding, Inc.
     (c) The table of contents listing of Schedule II’s title is amended and restated in its entirety as follows:
     “Existing Letters of Credit”
     (d) Subclause (a) of the proviso contained in the definition of “Second Closing Date”, which definition is contained in Section 1.01 of the Credit Agreement, is amended by deleting the words “First Closing Date” and inserting in their place the words “Initial Closing Date”.
     (e) Subclause (iii) of the proviso contained in Section 2.05(a) of the Credit Agreement is amended by deleting the words “First Closing Date” and inserting in their place the words “Initial Closing Date”.

          On and after the effective date of this letter amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this letter amendment. The Credit Agreement, as amended by this letter amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.
          If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning a copy of the counterpart of this letter by 5:00pm (New York City time) on Friday, October 13, 2006 by pdf attachment to dkalish@shearman.com or by facsimile to 646-848-7579, followed by eight (8) counterparts of this letter amendment sent by mail or courier to Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022, Attention of Danielle Kalish. This letter amendment shall become effective as of the date first above written when and if counterparts of this letter amendment shall have been executed by us and you.
          This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment, and this letter amendment shall be governed by the laws of the State of New York.
[SIGNATURE PAGES FOLLOW]

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Very truly yours, CRICKET COMMUNICATIONS, INC.
By:	/s/ Dean M. Luvisa
	Name:	Dean M. Luvisa
	Title:	VP Finance

LEAP WIRELESS INTERNATIONAL, INC.
By:	/s/ Dean M. Luvisa
	Name:	Dean M. Luvisa
	Title:	VP Finance

Accepted and agreed: CITICORP NORTH AMERICA, INC., as Administrative Agent and as a Lender
By:	/s/ Ross MacIntyre
	Name:	Ross MacIntyre
	Title:	Managing Director and Vice President

Accepted and agreed: GOLDMAN SACHS CREDIT PARTNERS L.P., as a Lender
By:	/s/ Illegible
Name:
	Title:	Authorized signatory Anna Ostrovsky

Accepted and agreed: BANC OF AMERICA BRIDGE LLC, as a Lender
By:	/s/ J. M. Rote
	Name:	John Rote
	Title:	Managing Director

Accepted and agreed: DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, as a Lender
By:	/s/ Anca Trifan
	Name:	Anca Trifan
	Title:	Director

By:	/s/ M. Tarkington
	Name:	Marcus M. Tarkington
	Title:	Director

Accepted and agreed: MORGAN STANLEY SENIOR FUNDING, INC., as a Lender
By:	/s/ Andrew W. Earls
	Name:	Andrew Earls
	Title:	VP